EXHIBIT 32.1

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                  GWIN, INC.
                      PURSUANT TO 18 U.S.C. SECTION 1350

     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of GWIN, Inc. for the period ending April 30, 2004:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of GWIN, Inc.



/s/ Wayne Allyn Root
Wayne Allyn Root
Chief Executive Officer
June 14, 2004



A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to GWIN, Inc. and will be retained by GWIN, Inc. and furnished to the Securities and Exchange Commission upon request.